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                                                                Exhibit 10.8.3.2

                                AMENDMENT NO. 2


                 AMENDMENT NO. 2 dated as of March 15, 1996, between FIDELITY NATIONAL FINANCIAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                 The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $35,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                 2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 2.02. Section 8.08(d) of the Credit Agreement shall be amended by replacing the word "by" with the word "to" in the fifth line thereof.

                 2.03. Section 8.08(i) of the Credit Agreement shall be deleted in its entirety and each of the clauses (j), (k) and (l) shall be relettered accordingly.

                 2.04. Section 8.08(k) of the Credit Agreement (to be relettered 8.08(j) as contemplated above) shall be amended in its entirety to read as follows:



                                Amendment No. 2
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                 "Investments (other than notes receivable and Investments of the type described in clause (d) above) up to but not exceeding $5,000,000 in any one Person and Investments in the capital stock, bonds, notes or debentures of one other Person up to but not exceeding the sum of (i) $15,000,000 plus (ii) 50% of the amount, if any, by which the retained earnings of the Company as of the date of the most recent such Investment exceeds the retained earnings of the Company as of June 30, 1995; provided that Investments permitted under this Section 8.08(j) shall not exceed $70,000,000 in the aggregate; and"

                 2.05.  Section 8.17 of the Credit Agreement shall be amended
(i) by adding the words "including, without limitation, Investments permitted by Section 8.08(k) (notwithstanding that the entities in which such Investments are made are Affiliates)" immediately after the word "Agreement" and immediately before the comma in the second line thereof and (ii) by adding, in the parenthetical contained in clause (y) of the proviso therein, the words "and other than transactions with CKE Restaurants Inc., a Delaware corporation" immediately after the words "to an Affiliate".

                 Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 2.

                 Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

                 4.01. Execution by All Parties. This Amendment No. 2 shall have been executed and delivered by the Company and the Banks constituting Majority Banks.

                 4.02. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                 (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of the Company (or, in the alternative, a certification to the effect that





                                Amendment No. 2
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         none of such documents has been modified since delivery thereof on the
         Closing Date pursuant to the Credit Agreement) and of all corporate authority for the Company (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Company) with respect to the execution, delivery and performance of this Amendment No. 2 and the Credit Agreement as amended hereby and the loans under the Credit Agreement as amended hereby and each other document to be delivered by the Company from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

                 (2) Other Documents. Such other documents as the Administrative Agent or any Bank or special New York counsel to Chase may reasonably request.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.





                                Amendment No. 2
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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By /s/ Carl A. Strunk
                                              ---------------------------------
                                              Title:  Executive Vice President,
                                                      Chief Financial Officer





                                Amendment No. 2
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                                                   BANKS

                                       THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION)


                                       By /s/ Robert A. Foster
                                          --------------------------
                                          Title:  Vice President


                                       IMPERIAL BANK



                                       By /s/ Jeff Thomas
                                          -------------------------
                                          Title:  Vice President



                                       SANWA BANK CALIFORNIA



                                       By /s/ John C. Hyche
                                          --------------------------
                                          Title:  Vice President


                                       FIRST INTERSTATE BANK
                                         OF CALIFORNIA



                                       By /s/ Marla W. Johnson
                                          --------------------------
                                          Title:  Vice President





                                Amendment No. 2
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                                       THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION),
                                         as Administrative Agent


                                       By /s/ Robert A. Foster
                                          -------------------------
                                          Title:  Vice President





                                Amendment No. 2